UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934
  Date of Report (Date of earliest event reported):  November 16, 2007
CANYON RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11887	84-0800747
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
14142 Denver West Parkway, Suite 250
Golden, Colorado 80401
(Address of principal executive offices) (Zip Code)
(303) 278-8464
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
  ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ☑   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Agreement and Plan of Merger
On November 16, 2007 Canyon Resources Corporation, a Delaware corporation (“Canyon Resources”) entered into the Agreement and Plan of Merger (the “Merger Agreement”) with Atna Resources Ltd., a corporation incorporated under the laws of the Province of British Columbia (“Acquirer”) and Atna Acquisition Ltd., a Delaware corporation (“Merger Sub”). The Merger Agreement and the transactions contemplated thereby were approved by a special committee of the board of directors of Canyon Resources and recommended to the Canyon Resources stockholders on November 16, 2007.
Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Merger Sub will merge with and into Canyon Resources, with Canyon Resources continuing as the surviving corporation. At the Effective Time, all shares of Canyon Resources common stock (“Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock owned by Canyon Resources or by stockholders who properly demand dissenters’ rights in the manner provided by Delaware law) shall be cancelled, extinguished, and automatically converted into the right to receive 0.32 (the “Exchange Ratio”) common shares of Acquirer. At the Effective Time, each unexercised option to acquire Common Stock will be cancelled, and each warrant or other convertible security that is convertible into shares of Common Stock will be converted automatically into a security convertible into common shares of Acquirer, with an adjustment to the number of share into which the convertible security is convertible equal to the Exchange Ratio.
Canyon Resources, Acquirer, and Merger Sub have made customary representations, warranties, and covenants in the Merger Agreement. Consummation of the Merger is contingent upon customary closing conditions, including, among others, (1) the approval of the Canyon Resources stockholders, (2) the effectiveness of a registration statement registering the common shares of Acquirer that will be issued at the Effective Time, and (3) the approval by the TSX of the additional common shares of Acquirer that will be issued at the Effective Time. The Merger Agreement contains certain termination rights for Canyon Resources and Acquirer, and provides that, upon termination of the Merger Agreement under specified circumstances, Canyon Resources or the Acquirer may be required to pay to the other a fee of approximately $975,000.
The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 hereto and incorporated by reference.
Voting Agreement
In connection with the Merger Agreement, Acquirer and Merger Sub have entered into a voting agreement (the “Voting Agreement”) with directors and certain officers of Canyon Resources (the “Voting Agreement Stockholders”), who in the aggregate have beneficial ownership (as that term is defined under Section 13 of the Securities Exchange Act of 1933, as amended) of less than 5% of the Common Stock. Pursuant to the Voting Agreement, the Voting Agreement Stockholders have agreed to vote all of their shares in favor of the Merger and against any transaction or other action that would interfere with the Merger or cause Canyon Resources to breach the Merger Agreement.
The foregoing description of the Voting Agreement does not purport to be complete, and is qualified in its entirety by reference to the Voting Agreement, which is attached as Exhibit 99.1 hereto and incorporated by reference.
Cautionary Statements
The Merger Agreement has been included to provide investors with information regarding its terms. Except for its status as the contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described above, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties.
The representations, warranties and covenants made by the parties in the Merger Agreement are qualified and limited. Representations and warranties may be used as a tool to allocate risks between the respective parties to the Merger Agreement, including where the parties do not have complete knowledge of all facts, instead of establishing such matters as facts. Furthermore, the representations and warranties may be subject to standards of materiality applicable to the contracting parties, which may differ from those applicable to investors. These representations and warranties may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this filing. Accordingly, they should not be relied upon as statements of factual information. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Canyon Resources.
In connection with the merger transaction, Canyon Resources will file with the SEC a proxy statement on Schedule 14A and other documents concerning the proposed transaction as soon as practicable. Before making any voting or investment decision, stockholders are urged to read these documents carefully and in their entirety when they become available because they will contain important information about the proposed transaction. The final proxy statement will be mailed to the stockholders of Canyon Resources. In addition, the proxy statement and other documents will be available free of charge at the SEC’s Internet Website.
Canyon Resources and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger transaction. Information regarding Canyon Resources’ directors and executive officers is detailed in its proxy statements and annual reports on Form 10-K, previously filed with the SEC, and the proxy statement relating to the proposed merger transaction, when it becomes available.
Item 8.01. OTHER EVENTS.
On November 19, 2006, Canyon Resources issued a press release regarding the Merger Agreement, a copy of which is attached hereto as Exhibit 99.2 and incorporated by reference.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

2.1	Agreement and Plan of Merger dated November 16, 2007, by and among Atna Resources Ltd., Atna Acquisition Ltd., and Canyon Resources Corporation*

99.1	Form of Voting Agreement dated November 16, 2007, by and among Atna Resources Ltd., Atna Acquisition Ltd., and the stockholders party thereto

99.2	Press Release issued by Canyon Resources Corporation on November 19, 2007

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Canyon Resources hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANYON RESOURCES CORPORATION
Date: November 19, 2007	By:	/s/ David P. Suleski
David P. Suleski
Vice President and Chief Financial Officer

Exhibit Index

2.1	Agreement and Plan of Merger dated November 16, 2007, by and among Atna Resources Ltd., Atna Acquisition Ltd., and Canyon Resources Corporation*

99.1	Form of Voting Agreement dated November 16, 2007, by and among Atna Resources Ltd., Atna Acquisition Ltd., and the stockholders party thereto

99.2	Press Release issued by Canyon Resources Corporation on November 19, 2007

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Canyon Resources hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.